SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 17, 2002

TECO ENERGY, INC.
(Exact name of registrant as specified in its charter)

FLORIDA	1-8180	59-2052286
(State or other jurisdiction of incorporation)	(Commission file Number)	(IRS Employer Identification No.)

702 North Franklin Street, Tampa Florida            33602
        (Address of principal executive offices)                (Zip code)

Registrant’s telephone number, including area code:     (813) 228-4111

Item 9.        Regulation FD Disclosure

On October 17, 2002, we issued a press release reporting our third quarter 2002 results. This press release, along with additional third quarter financial information, including unaudited financial statements and other financial data, can be found on our website at www.tecoenergy.com/enerngsQ3_02.html.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2002	TECO Energy, Inc.

	By:	/s/ S. A. MYERS
S. A. MYERS
Vice President-Corporate Accounting and Tax (Principal Accounting Officer)

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